                                                                   EXHIBIT 99(a)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of First Franklin Corporation (the "Company") on Form 10-KSB for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas H. Siemers, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 27, 2003
                                         /s/ Thomas H. Siemers
                                         --------------------------------------
                                         Thomas H. Siemers
                                         President and Chief Executive Officer





A signed original of this written statement required by Section 906 has been provided to First Franklin Corporation and will be retained by First Franklin Corporation and furnished to the Securities and Exchange Commission or its staff upon request.